UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019 (January 9, 2019)

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “8-K/A”) amends the Current Report on Form 8-K filed by Smith Micro Software, Inc. (the “Company”) on January 11, 2019 in order to include the historical financial statements of substantially all the assets, and certain specified liabilities, of the Smart Retail Division of ISM Connect, LLC, a Nevada limited liability company, that the Company acquired on January 9, 2019 (the “Smart Retail Business”), and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Smart Retail Business would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after its acquisition of the Smart Retail Business. Except as described above, all other information in the Company’s Current Report on Form 8-K filed on January 11, 2019 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited abbreviated financial information of the Smart Retail Business as of and for the year ended December 31, 2018, and related notes thereto and the related report of SingerLewak LLP, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Statements.

The unaudited pro forma combined financial information of the Company and the Smart Retail Business as of and for the year ended December 31, 2018 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description
23.1	Consent of SingerLewak LLP, independent registered public accounting firm.
99.1	The audited abbreviated financial information of the Smart Retail Business as of and for the year ended December 31, 2018, and related notes thereto and the related report of SingerLewak LLP.
99.2	Unaudited pro forma combined financial information of the Company and the Smart Retail Business as of and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: March 27, 2019	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer